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                                                                 EXHIBIT 10.23

                                COMMERCIAL LEASE

1. Parties. Woodland Park Realty Trust No. 2, Lessor, which expression shall include ALL heirs, successors, and assigns where the context so admits, does hereby lease to New England Computer Graphics, Unit # 6, Westford, MA 01886 LESSEE, which expression shall include ALL successors, executors, administrators, and assigns where the context so admits, and the LESSEE hereby leases the following described premises:

2. Premises. Unit No. 62 Park Drive, Woodland Park Condominium, Park Drive, Westford, Massachusetts in its present AS IS condition unless otherwise described in Exhibit A together with the right to use in common, with others entitled thereto, the parking areas serving the entire Woodland Park Condominium, subject to regulation by the Trustees of the Condominium as to the parking of vehicles and the number of parking spaces allotted to each unit.

3. Term. The term of this lease shall be for Three Years, commencing on January 1, 1997 (the "Term Commencement Date") and ending on December 31, 2000.

4. Rent. The Lessee shall pay to the LESSOR rent ("the Base Rent") at the rate of Thirty Seven Thousand Five Hundred Twenty Six & 04/100 Dollars ($37,526.04) per year, payable in advance in monthly installments of $3,127.17.

5. Security Deposit. Upon the execution of this lease, the LESSEE shall pay to the Lessor the amount of 0.00 Dollars ($0.00) which shall be held as a security for the LESSEE's performance as herein provided and refunded to the LESSEE at the end of this lease subject to the LESSEE's satisfactory compliance with the conditions hereof.

6.       [Deleted]

7. Utilities. The LESSEE shall pay, as they become due, all bills for electricity and other utilities (whether they are used for furnishing heat or other purposes) that are furnished to the leased premises and presently separately metered.

         LESSOR shall have no obligation to provide utilities or equipment than the utilities and equipment within the premises as of the commencement date of this lease. In the event LESSEE required additional utilities or equipment, the installation and maintenance thereof shall be the LESSEE's sole obligation, provided that such installation shall be subject to the written consent of the LESSOR.

8. Use of Leased Premises. The LESSEE shall use the leased premises only for the purpose of office, storage, and as defined by the Town of Westford Zoning By-Laws.

9. Compliance with Laws. The LESSEE acknowledges that no trade or occupation shall be conducted in the leased premises or use made thereof which will be unlawful, improper, noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the premises are situated.

10. Fire Insurance. The LESSEE shall not permit any use of the leased premises which will make voidable any insurance on the property of which the leased premises are a part, or on the contents of said property or which shall contrary to any law or regulation from time to time established by New England Fire Insurance Rating Association, or any similar body succeeding to its powers. The LESSEE shall on demand



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         reimburse the LESSOR, and all tenants, all extra insurance premiums caused by the LESSEE's use of the premises.

11.      Maintenance.

         A. LESSEE's Obligations. The LESSEE agrees to maintain the leased premises in good condition, damage by fire and other casualty only excepted, and whenever necessary, to replace plate glass and other glass therein, acknowledge that the leased premises are now in good order and the glass whole. The LESSEE shall not permit the leased premises to be overloaded, damaged, stripped, or defaced, nor suffer any waste. LESSEE shall obtain written consent of LESSOR before erecting any sign on the premises.

         B. LESSOR's Obligation. The LESSOR agrees to maintain the structure of the building of which the leased premises are a part in the same condition as it is at the commencement of the term or as it may be put in during the terms of this lease, reasonable wear and tear, damaged by fire and other casualty only excepted, unless such maintenance is required because of the LESSEE or those for whose conduct the LESSEE is legally responsible.

12. Alterations - Additions. The LESSEE shall not make structural alterations or additions to the leased premises, but may make non-structural alterations provided the LESSOR consents thereto in writing, which consent shall not be unreasonably withheld or delayed. All such allowed alterations shall be at LESSEE's expense and shall be in quality at least equal to the present construction. LESSEE shall not permit any mechanics' liens, or similar liens, to remain upon the leased premises for labor and material furnished to LESSEE or claimed to have been furnished to LESSEE in connection with the work of any character performed or claimed to have been performed at the direction of LESSEE and shall cause any such lien to be released of record forthwith without cost to LESSOR. Any alterations or improvements made by the LESSEE shall become the property of the LESSOR at the termination of occupancy as provided herein.

13. Assignment - Subleasing. The LESSEE shall not assign or sublet the whole or any part of the leased premises without LESSOR's prior written consent. Notwithstanding such consent, LESSEE shall remain liable to LESSOR for the payment of all rent and for the full performance of the covenants and conditions of this lease.

14. Subordination. This lease shall be subject and subordinate to any and all mortgages, deeds of trust and other instruments in the nature of a mortgage, now or at any time hereafter, a lien or liens on the property of which the leased premises are a part and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this lease to said mortgages, deeds of trust or other such instruments in the nature of a mortgage.

15. LESSOR's Access. The LESSOR or agent of the LESSOR may, at reasonable times, enter to view the leased premises and may remove placards and signs not approved and affixed as herein provided, and make repairs and alterations as LESSOR should elect to do and may show the leased premises to others, and at any time within three (3) months before the expiration of the term, may affix to any suitable part of the leased premises a notice for letting or selling the leased premises or property of which the leased premises are a part and keep the same so affixed without hindrance or molestation.

16. Indemnification and Liability. The LESSEE shall save the LESSOR harmless from all loss and damage occasioned by use or escape of water or by the bursting of pipes, or by any nuisance made or suffered on the leased premises, unless such loss is caused by the neglect of the LESSOR. The removal of snow and ice from the sidewalks bordering upon the leased premises shall be Woodland Park Condominium Trusts' responsibility.



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17.      LESSEE's Liability Insurance.  The LESSEE shall maintain with respect to the leased premises and the property of which the leased premises are a part, comprehensive public liability insurance in the amount of $2,000,000.00 with property damage insurance in limits of $200,000.00 in responsible companies qualified to do business in Massachusetts and in good standing therein insuring the LESSOR as well as LESSEE against injury to persons or damage to property as provided. The LESSEE shall deposit with the LESSOR certificates for such insurance at or prior to the commencement of the term, and thereafter within thirty (30) days prior to the expiration of any such policies. Woodland Park Realty Trust II must be named additionally insured. All such policies shall not be cancelled without at least ten (10) days prior written notice to each assurance named therein.

18. Fire, Casualty - Eminent Domain. Should a substantial portion of the leased premises, or of the property of which they are a part, be substantially damaged by fire or other casualty, or be taken by eminent domain, the LESSOR may elect to terminate this lease. When such fire, casualty, or taking renders the leased premises substantially unsuitable for their intended use, a just and proportionate abatement of rent shall be made, and the LESSEE may elect to terminate this lease if:

         A. The LESSOR fails to give written notice within thirty (30) days of intention to restore leased premises, or

         B. The LESSOR fails to restore the leased premises to a condition substantially suitable for their intended use within ninety (90) days of said fire, casualty or taking.

         The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the leased premises for any taking by eminent domain, except for damage to the LESSEE's fixtures, property or equipment.

19. Default and Bankruptcy. In the event that:

         A. The LESSEE shall default in the payment of any installment of rent or other sum herein specified and such default shall continue for ten (10) days after written notice thereof; or

         B. The LESSEE shall default on the observance of performance of any other of the LESSEE's covenants, agreements, or obligations hereunder and such default shall not be corrected within thirty (30) days after written notice thereof; or

         C. The LESSEE shall be declared bankrupt or insolvent according to law, or, if any assignment shall be made of LESSEE's property for the benefit of creditors, then the LESSOR shall have the right thereafter, while such default continues, to re-enter and take complete possession of the leased premises, to declare the term of this lease ended, and remove the LESSEE's effects, without prejudice to any remedies which might be otherwise used arrears of rent or other default. The LESSEE shall indemnify the LESSOR against all loss of rent and other payments which the LESSOR may incur by reason of such termination during the residue of the term. If the LESSEE shall default, after reasonable notice thereof, in the observance or performance of any conditions or covenants on LESSEE's part to be observed or performed under or by virtue of any of the provisions in any article of this lease, the LESSOR, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of the LESSEE. If the Lessor makes any expenditures or incurs any for the payment of money in connection therewith, including but not limited to, reasonable attorney's fees in instituting prosecuting or defending any action or proceeding, such sums paid or obligations insured, with interest at the rate of eighteen
                  (18) per cent per annum and costs, shall be paid to the LESSOR by the LESSEE as additional rent.



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20.      Notice.  Any notice from the LESSOR to the LESSEE relating to the leased premises or to the occupancy thereof, shall be deemed duly served, if left at the leased premises addressed to the LESSEE, or if mailed to the leased premises, registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE. Any notice from the LESSEE to the LESSOR relating to the leased premises or the occupancy thereof, shall be deemed duly served, if mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing. All rent notices shall be paid and sent to the LESSOR at 4 Park Drive, Westford, Massachusetts 01886.

21. Surrender. The LESSEE shall at the expiration or other termination of this lease remove all LESSEE's goods and effects from the leased premises, (including, without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE, either inside or outside the leased premises). LESSEE shall deliver to the LESSOR the leased premises and all keys, locks, thereto, and other fixtures connected therewith and all alterations and additions made to or upon the leased premises, in good condition, damage by fire or other casualty only excepted. In the event of the LESSEE's failure to remove any of the LESSEE's property from the premises, LESSOR is hereby authorized, without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any of the property at LESSEE's expense, or to retain same under LESSOR's control or to sell at public or private sale, to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property.

22.      [Deleted].

23. No Hazard Waste. LESSEE Covenants that LESSEE shall not cause or permit the discharge of oil, hazardous waste or hazardous materials upon the Premises during the Term, and LESSEE shall indemnify and hold harmless LESSOR against any and all loss, damage, cost or expense (including reasonable attorney's fees) incurred by LESSOR by reason of discharge of such materials on or under the Premises by LESSEE or any parts on the Premises at the request of LESSEE (including any and all invitees, solicitors, etc.)

24. Authority to Sign. No employee or agent of LESSOR or LESSOR's broker, if any, has the authority to make or lease or any other warranty representation, agreement or undertaking prior to or after the signing of the lease. The submission of this document for examination and negotiation does not constitute an offer to lease or a reservation of or option for the Demised Premises, and this document will become effective and binding only upon execution and delivery by LESSOR and an officer of LESSEE. All negotiation, considerations, representations and understandings between the parties, and no act or omission of any employee or agent of the parties or any broker, if any shall alter, change or modify any of the provision of this lease.

25. Compliance with Condominium Documents. The lease is subject in every respect to the Master Deed of the Condominium, the Declaration of Trust of the Condominium Trust, and the By-laws and rules and regulations thereof, as the same have been amended most recently prior to the execution of the lease. Any failure by the LESSEE to comply in all respects with the provisions of the Master Deed of the Condominium, the Declaration of Trust of the Condominium Trust, the rules and regulations thereto, shall constitute a material default in this lease.

26.      Other Provisions. It is also understood and agreed that:


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         IN WITNESS WHEREOF, the said parties hereto set their hands and seals on this _____ day of _____________ 19_____.


                                                The Woodland Park Realty
                                                Trust No. 2

/s/ David L. Boston, President         /s/ Robert J. Walker
---------------------------------      ---------------------------------------
LESSEE                                 Robert J. Walker, Trustee
                                                LESSOR


---------------------------------               ------------------------------
LESSEE



                   -----------------------------------------
                                   Broker(s)



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                                   EXHIBIT A

Work to be performed by Lessor.
As per plan.



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                                   EXHIBIT B

Installments and interest on assessments for public betterments or public improvements; expenses of any proceedings for abatement of taxes and assessments with respect to any Fiscal Year or fraction of a Fiscal Year; premium for insurance; compensation and all fringe benefits, workman's compensation, insurance premiums and payroll taxes paid by operating, maintaining, or cleaning of the exterior of the Building; water, sewer, electric, gas, telephone, and other utility, but not including the cost to LESSOR of electricity furnished for lighting, electrical facilities, equipment, machinery, fixtures and appliances used by LESSEE in LESSEE's space (other than Building heating, ventilating, and air conditioning equipment); payments to independent contractors under service contracts for cleaning, operating, managing, maintaining and repairing the Building and common areas (which at reasonable rates consistent with the type if occupancy and the services rendered); the Building's pro rata share (as reasonably determined by the LESSOR) of the cost of operating, maintaining and repairing the common area and facilities within Woodland Park Condominiums (such as, but not limited to, snow plowing and/or removal, landscaping, common area and street lighting, common septic system, security and management); and all other reasonable and necessary expenses paid in connection with the operation, cleaning, maintenance, and repair of the Building and common areas, and properly chargeable against income, it being agreed that if LESSOR installs a new or replacement capital item for the purpose of reducing LESSOR's Operating Costs, the cost thereof as reasonable amortized by LESSOR, with legal interest on the unamortized amount, shall be included in LESSOR's Operating Costs.



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